Exhibit 99.2

PRO FORMA FINANCIAL INFORMATION

Education Realty Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), which is the operating partnership subsidiary of Education Realty Trust, Inc., a Maryland corporation (the “Company”), purchased GrandMarc at Westberry Place, a 644-bed collegiate housing community on the campus of Texas Christian University in Fort Worth, Texas in December of 2011 for purchase price of $55.1 million. The Company assumed $36.9 million in debt as part of the transaction. The Operating Partnership also purchased University Village Towers, a 544-bed collegiate housing community at the University of California at Riverside in Riverside, California in September 2011 for a purchase price of $38.1 million. The Operating Partnership had a 10% equity investment in the entity that owned University Village Towers and also managed the property prior to the acquisition.

In evaluating these properties as potential acquisitions and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors, including the current and historical occupancy and rent levels of the properties; the financial condition of the properties; property location, visibility and access, including proximity to the applicable college or university; the identity and enrollment levels at the applicable colleges and universities; age of the properties, physical condition and curb appeal; neighboring property; local market conditions, including other student housing; zoning; title to the properties; environmental matters; and growth patterns and economic conditions that may affect the properties.

The Operating Partnership has entered into agreements to sell two communities, NorthPointe and The Reserve on Frankford, which primarily serve The University of Arizona and Texas Tech University, respectively, and have an aggregate of 1,649 beds. The aggregate net proceeds from the sale of these communities are expected to be approximately $43.0 million. The Company expects these sales to be completed in September 2012, though there can be no assurance that the sales will close as expected, or at all. These communities will be classified as discontinued operations in the Company’s consolidated statement of operations in future presentations.

The Company completed a follow-on equity offering in August 2012 selling 17.3 million shares of common stock and raising net proceeds of $180.9 million. It used $30.0 million of the proceeds to repay the balance on its unsecured line of credit, and the Company will use the remaining proceeds to repay debt, fund the development pipeline, fund future acquisitions and for general corporate purposes.

The Company is filing pro forma financial information related to the two acquired real estate properties that are individually insignificant, the potential dispositions and the follow-on equity offering discussed above in order to comply with the financial statement requirements related to registration statements under the Securities Act of 1933, as amended.

The following unaudited pro forma condensed consolidated financial statements of the Company are presented as if the Company had disposed of NorthPointe and The Reserve on Frankford and completed the follow-on equity offering as of June 30, 2012 for the pro forma condensed consolidated balance sheet and as if the Company had disposed of the properties on the first day of the period presented for the pro forma condensed consolidated statements of operations. The unaudited pro forma condensed consolidated statement of operations for the year-ended December 31, 2011 is presented as if the Company had acquired GrandMarc at Westberry Place and University Village Towers on January 1, 2011.

These pro forma condensed consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of GrandMarc at Westberry Place included herewith and University Village Towers appearing on pages F-9 to F-12 in the Company’s registration statement on Form S-3 (File No. 333-177422) filed with the Securities and Exchange Commission on October 21, 2011 and the Company’s historical financial statements, including the notes thereto, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2012. The adjustments to the pro forma condensed consolidated financial statements are based on available information and assumptions that management considers reasonable. The pro forma condensed consolidated financial statements are unaudited and are not necessarily indicative of what the financial position of the Company or the actual results of operations would have been if the acquisitions and dispositions of the properties had been completed as described above, nor do they purport to represent the financial position or the results of operations of the Company as of any future date or for any future periods.

Education Realty Trust, Inc. and Subsidiaries

Pro forma condensed consolidated balance sheet

As of June 30, 2012 (Unaudited)

(Dollars in thousands, except share and per share data)

		Equity	Pending
	Consolidated	Offering	Dispositions
	Education Realty	Pro Forma	Pro Forma	Company
	Trust, Inc.	Adjustments	Adjustments	Pro Forma
Assets	(A)	(B)	(C)
Collegiate housing properties, net	$817,321	$-	$(38,210)	$779,111
Assets under development	128,349			128,349
Corporate office furniture and equipment, net	1,974			1,974
Cash and cash equivalents	8,414	150,912	43,000	202,326
Restricted cash	5,442			5,442
Student contracts receivable, net	496			496
Management fee receivable from third parties	497			497
Notes receivable	18,000			18,000
Goodwill and other intangibles, net	3,258			3,258
Other assets	16,257			16,257

Total assets	$1,000,008	$150,912	$4,790	$1,155,710

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$310,507	$-	$-	$310,507
Unsecured revolving credit facility	30,000	(30,000)		-
Accounts payable	3,675			3,675
Accrued expenses	43,183		(810)	42,373
Deferred revenue	12,000		(358)	11,642
Total liabilities	399,365	(30,000)	(1,168)	368,197

Commitments and contingencies	-			-

Redeemable noncontrolling interests	9,218			9,218

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 95,293,349 issued and outstanding as of June 30, 2012	953	173		1,126
Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issues and outstanding	-			-
Additional paid-in capital	686,546	180,739		867,285
Accumulated deficit	(98,564)		5,958	(92,606)
Total Education Realty Trust, Inc. stockholders' equity	588,935	180,912	5,958	775,805
Noncontrolling interests	2,490			2,490
Total equity	591,425	180,912	5,958	778,295
Total liabilities and equity	$1,000,008	$150,912	$4,790	$1,155,710

See accompanying notes.

Education Realty Trust, Inc. and Subsidiaries

Pro forma condensed consolidated statement of operations

Six months ended June 30, 2012 (Unaudited)

(Dollars in thousands)

		Pending
	Consolidated	Dispositions
	Education Realty	Pro Forma	Company
	Trust, Inc.	Adjustments	Pro Forma
Revenues:	(D)	(E)
Collegiate housing leasing revenue	$67,715	$3,894	$63,821
Third-party development services	345		345
Third-party management services	1,572		1,572
Operating expense reimbursements	4,399		4,399
Total revenues	74,031	3,894	70,137

Operating expenses:
Collegiate housing leasing operations	30,677	1,768	28,909
Development and management services	3,263		3,263
General and administrative	4,050		4,050
Depreciation and amortization	17,518	1,007	16,511
Ground lease expense	3,020		3,020
Reimbursable operating expenses	4,399		4,399
Total operating expenses	62,927	2,775	60,152

Operating income	11,104	1,119	9,985

Nonoperating expenses:
Interest expense	7,587		7,587
Amortization of deferred financing costs	623		623
Interest income	(44)		(44)
Loss on extinguishment of debt	-		-
Total nonoperating expenses	8,166	-	8,166

Income before equity in earnings (losses) of unconsolidated entities, income taxes and discontinued operations	2,938	1,119	1,819
Equity in earnings (losses) of unconsolidated entities	(301)		(301)
Income before income taxes and discontinued operations	2,637	1,119	1,518
Income tax benefit	(479)		(479)
Income from continuing operations	$3,116	$1,119	$1,997

See accompanying notes.

Education Realty Trust, Inc. and Subsidiaries

Pro forma condensed consolidated statement of operations

Year ended December 31, 2011 (Unaudited)

(Dollars in thousands)

								Completed
								Acquisitions
						Completed	Pending	and Pending
	Consolidated	Acquisition of	Acquisition of			Acquisitions	Dispositions	Dispositions
	Education Realty	GrandMarc at	University	Pro Forma		Company	Pro Forma	Company
	Trust, Inc.	Westberry Place	Village Towers	Adjustments		Pro Forma	Adjustments	Pro Forma
Revenues:	(F)	(G)	(H)				(P)
Collegiate housing leasing revenue	$109,404	$6,728	$2,769	$-		$118,901	$7,078	$111,823
Third-party development services	4,103					4,103		4,103
Third-party management services	3,336			(101	)(I)	3,235		3,235
Operating expense reimbursements	8,604					8,604		8,604
Total revenues	125,447	6,728	2,769	(101)		134,843	7,078	127,765

Operating expenses:
Collegiate housing leasing operations	50,610	3,194	1,449	(960	)(J)	54,293	3,933	50,360
Development and management services	5,506					5,506		5,506
General and administrative	11,016					11,016		11,016
Depreciation and amortization	29,105			2,905	(K)	32,010	1,996	30,014
Ground lease expense	5,498			960	(J)	6,458		6,458
Loss on impairment	7,859					7,859	7,859	-
Reimbursable operating expenses	8,604					8,604		8,604
Total operating expenses	118,198	3,194	1,449	2,905		125,746	13,788	111,958

Operating income (loss)	7,249	3,534	1,320	(3,006)		9,097	(6,710)	15,807

Nonoperating expenses:
Interest expense	18,242			1,851	(L)	20,093		20,093
Amortization of deferred financing costs	1,244			38	(M)	1,282		1,282
Interest income	(175)					(175)		(175)
Gain on extinguishment of debt	351					351		351
Total nonoperating expenses	19,662	-	-	1,889		21,551	-	21,551

Income (loss) before equity in earnings (losses) of unconsolidated entities, income taxes and discontinued operations	(12,413)	3,534	1,320	(4,895)		(12,454)	(6,710)	(5,744)
Equity in earnings (losses) of unconsolidated entities	(447)			270	(N)	(177)		(177)
Income (loss) before income taxes and discontinued operations	(12,860)	3,534	1,320	(4,625)		(12,631)	(6,710)	(5,921)
Income tax benefit	(95)			(41	)(O)	(136)		(136)
Income (loss) from continuing operations	$(12,765)	$3,534	$1,320	$(4,584)		$(12,495)	$(6,710)	$(5,785)

See accompanying notes.

Education Realty Trust, Inc. and Subsidiaries

Pro forma condensed consolidated statements of operations

Years ended December 31, 2010 and 2009 (Unaudited)

(Dollars in thousands)

		Pending			Pending
	Consolidated	Dispositions		Consolidated	Dispositions
	Education Realty	Pro Forma	Company	Education Realty	Pro Forma	Company
	Trust, Inc.	Adjustments	Pro Forma	Trust, Inc.	Adjustments	Pro Forma
	2010	2010	2010	2009	2009	2009
Revenues:	(Q)	(R)		(Q)	(R)
Collegiate housing leasing revenue	$96,510	$6,613	$89,897	$93,359	$6,844	$86,515
Third-party development services	2,483		2,483	8,178		8,178
Third-party management services	3,189		3,189	3,221		3,221
Operating expense reimbursements	14,519		14,519	9,722		9,722
Total revenues	116,701	6,613	110,088	114,480	6,844	107,636

Operating expenses:
Collegiate housing leasing operations	46,293	3,640	42,653	45,582	3,642	41,940
Development and management services	5,268		5,268	5,933		5,933
General and administrative	12,133		12,133	9,819		9,819
Depreciation and amortization	25,021	1,928	23,093	22,787	1,912	20,875
Ground lease expense	1,528		1,528	207		207
Loss on impairment	-		-	-		-
Reimbursable operating expenses	13,603		13,603	9,722		9,722
Total operating expenses	103,846	5,568	98,278	94,050	5,554	88,496

Operating income	12,855	1,045	11,810	20,430	1,290	19,140

Nonoperating expenses:
Interest expense	19,787		19,787	19,309		19,309
Amortization of deferred financing costs	1,192		1,192	939		939
Interest income	-		-	(830)		(830)
Gain on extinguishment of debt	(414)		(414)	(469)		(469)
Total nonoperating expenses	20,565	-	20,565	18,949	-	18,949

Income (loss) before equity in earnings (losses) of unconsolidated entities, income taxes and discontinued operations	(7,710)	1,045	(8,755)	1,481	1,290	191
Equity in earnings (losses) of unconsolidated entities	(260)		(260)	(1,410)		(1,410)
Income (loss) before income taxes and discontinued operations	(7,970)	1,045	(9,015)	71	1,290	(1,219)
Income tax expense	442		442	1,905		1,905
Income (loss) from continuing operations	$(8,412)	$1,045	$(9,457)	$(1,834)	$1,290	$(3,124)

See accompanying notes.

Education Realty Trust, Inc. and Subsidiaries

Notes to pro forma condensed consolidated financial statements (Unaudited)

(Dollars in thousands)

1.	Adjustments to the unaudited pro forma condensed consolidated balance sheet as of June 30, 2012

(A)	Reflects the Company’s unaudited condensed consolidated balance sheet as of June 30, 2012 as reported in its Form 10-Q as of June 30, 2012.
(B)	Represents the pro forma adjustments to reflect the follow-on equity offering conducted in August 2012. The Company sold 17.3 million shares of common stock, raising net proceeds of $180.9 million. It used $30.0 million of the proceeds to repay the balance on its unsecured line of credit. The remaining proceeds will be used to repay debt, fund the development pipeline, fund future acquisitions and for general corporate purposes.
(C)	Represents the pro forma adjustments to reflect the probable dispositions of the collegiate housing communities referred to as NorthPointe, serving The University of Arizona, and The Reserve on Frankford, serving Texas Tech University, as if the dispositions had occurred on June 30, 2012. These probable dispositions are expected to be completed in September 2012. The aggregate net proceeds from the sale of these communities are expected to be approximately $43.0 million. These communities will be classified as discontinued operations in our statement of operations in future presentations.

2.	Adjustments to the unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2012

(D)	Reflects the Company’s unaudited historical condensed consolidated statement of operations for the six months ended June 30, 2012.
(E)	Reflects the historical unaudited collegiate housing leasing revenue, collegiate housing leasing operations expense and depreciation and amortization related to the probable disposition of NorthPointe and The Reserve on Frankford for the six months ended June 30, 2012.

3.	Adjustments to the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2011

(F)	Reflects the Company’s unaudited historical condensed consolidated statement of operations for the year ended December 31, 2011.
(G)	Reflects the historical unaudited certain revenues and certain expenses related to the acquisition of GrandMarc at Westberry Place through the date of acquisition.
(H)	Reflects the historical unaudited certain revenues and certain expenses related to the acquisition of University Village Towers through the date of acquisition.
(I)	Represents the elimination of third-party management fee revenue earned by the Company for managing the joint venture referred to as University Village Towers prior to acquisition.
(J)	Adjustment to reflect the reclassification of ground lease expense related to GrandMarc at Westberry Place from collegiate housing leasing operations to ground lease expense.
(K)	Represents the additional depreciation and amortization expense as a result of the purchase accounting adjustments related to both collegiate housing acquisitions.
(L)	Represents an increase in interest expense for the year ended December 31, 2011 to reflect the assumption of debt in connection with the acquisition of GrandMarc at Westberry Place.
(M)	Represents the additional amortization of deferred financing costs as a result of the assumption of debt in connection with the acquisition of GrandMarc at Westberry Place. These costs are amortized over the remaining life of the debt using the effective interest method.
(N)	Elimination of the Company’s share of the loss on the investment in the joint venture referred to as University Village Towers.
(O)	Adjustment for the reduction in income tax expense associated with the elimination of the third party management fee revenue referenced in note (I) above.
(P)	Reflects the historical unaudited collegiate housing leasing revenue, collegiate housing leasing operations expense, depreciation and amortization and loss on impairment related to the probable disposition of NorthPointe and The Reserve on Frankford for the year ended December 31, 2011.

3.	Adjustments to the unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2010 and 2009

(Q)	Reflects the Company’s unaudited historical condensed consolidated statements of operations for the years ended December 31, 2010 and 2009.
(R)	Reflects the historical unaudited collegiate housing leasing revenue, collegiate housing leasing operations expense and depreciation and amortization related to the probable disposition of NorthPointe and The Reserve on Frankford for the years ended December 31, 2010 and 2009.